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                                                                   Exhibit 10.10

                       WILSONS THE LEATHER EXPERTS INC.
                            1996 STOCK OPTION PLAN

                        Effective as of June 25, 1996,
                     Including October 10, 1996 Amendments


          1. Purpose. The purpose of this 1996 Stock Option Plan (the "Plan") is to promote the interests of Wilsons The Leather Experts Inc., a Minnesota corporation (the "Company"), and its shareholders by providing personnel of the Company and any subsidiaries thereof with an opportunity to acquire a proprietary interest in the Company and thereby develop a stronger incentive to put forth maximum effort for the continued success and growth of the Company. In addition, the opportunity to acquire a proprietary interest in the Company will aid in attracting and retaining personnel of outstanding ability.

          2.    Administration.

                (a) General. This Plan shall be administered by a committee of two or more directors of the Company (the "Committee") appointed by the Company's Board of Directors (the "Board"). If the Board has not appointed a committee to administer this Plan, then the Board shall constitute the Committee. The Committee shall have the power, subject to the limitations contained in this Plan, to fix any terms and conditions for the grant or exercise of any option under this Plan. From and after the date on which the Company first registers a class of its equity securities under Section 12 ("Section 12 Registration") of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), unless the Board shall constitute the Committee, no director shall serve as a member of the Committee unless such director shall be a "non-employee director" as that term is defined in Rule 16b-3 promulgated under the Exchange Act or any successor statute or regulation comprehending the same subject matter. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and the acts of a majority of the members present at any meeting at which a quorum is present or the acts unanimously approved in writing by all members of the Committee shall be the acts of the Committee. Subject to the provisions of this Plan, the Committee may from time to time adopt such rules for the administration of this Plan as it deems appropriate. The decision of the Committee on any matter affecting this Plan or the rights and obligations arising under this Plan or any option granted hereunder, shall be final, conclusive and binding upon all persons, including without limitation the Company, shareholders and optionees.

                (b) Indemnification. To the full extent permitted by law, (i) no member of the Committee shall be liable for any action or determination taken or made in good faith with respect to this Plan or any option granted hereunder and (ii) the members of the Committee and each person to whom the Committee delegates authority
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     under this Plan shall be entitled to indemnification by the Company against and from any loss incurred by such member or person by reason of any such actions and determinations.

             (c) Delegation of Authority. The Committee may delegate all or any part of its authority under this Plan to the Chief Executive Officer of the Company for purposes of granting and administering awards granted to persons other than persons who are then subject to the reporting requirements of Section 16 of the Exchange Act ("Section 16 Individuals"). The Chief Executive Officer of the Company may, in turn, delegate such authority to such other officer of the Company as the Chief Executive Officer may determine.

         3. Shares. The shares that may be made subject to options granted under this Plan shall be authorized and unissued shares of Class C Common Stock of the Company, par value $0.01 per share or, in the event of the conversion of all outstanding Class C Common Stock of the Company to Class B Common Stock or Common Stock of the Company without designation as to class pursuant to the Articles of Incorporation of the Company, shall be authorized and unissued shares of Class B Common Stock, par value $0.01 per share, or Common Stock of the Company without designation as to class, par value $0.01 per share, as the case may be ("Shares," and each individually a "Share"), and they shall not exceed 1,000,000 Shares in the aggregate after giving effect to the .90 for one reverse stock split and combination effective October 11, 1996, subject to adjustment as provided in paragraph 13, below, except that, if any option lapses or terminates for any reason before such option has been completely exercised, the Shares covered by the unexercised portion of such option may again be made subject to options granted under this Plan.

         4. Eligible Participants. For purposes of this Plan, any person who is employed by the Company, or any parent or subsidiary thereof, is referred to herein as an "Associate." Options may be granted under this Plan to any Associate, including any such Associate who is also an officer or director of the Company or any parent or subsidiary thereof. Nonstatutory stock options (as defined in subparagraph 5(a) below) also may be granted to any director of the Company who is not an "employee" of the Company or any parent or subsidiary thereof and may also be granted to other individuals or entities who are not "employees" but who provide services to the Company or a parent or subsidiary thereof in the capacity of an advisor or consultant. References herein to "employment" and similar terms (except "Associate") shall include the providing of services in any such capacity or as a director. The Associates and other individuals and entities to whom options may be granted pursuant to this paragraph 4 are referred to herein as "Eligible Participants."

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            5.    Terms and Conditions of Associate, Advisor, Consultant and
Director Options.

                  (a) General. Subject to the terms and conditions of this Plan, the Committee may, from time to time during the term of this Plan, grant to such Eligible Participants as the Committee may determine options to purchase such number of Shares of the Company on such terms and conditions as the Committee may determine. In determining the Eligible Participants to whom options shall be granted and the number of Shares to be covered by each option, the Committee may take into account the nature of the services rendered by the respective Eligible Participants, their present and potential contributions to the success of the Company, and such other factors as the Committee in its sole discretion may deem relevant. The date and time of approval by the Committee of the granting of an option shall be considered the date and the time of the grant of such option. The Committee in its sole discretion may designate whether an option granted to an Associate is to be considered an "incentive stock option" (as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any amendment thereto) or a nonstatutory stock option (an option granted under this Plan that is not intended to be an "incentive stock option"). The Committee may grant both incentive stock options and nonstatutory stock options to the same Associate. However, if an incentive stock option and a nonstatutory stock option are awarded simultaneously, such options shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one such option affect the right to exercise the other. To the extent that the aggregate Fair Market Value (as defined in paragraph 7 below) of Shares with respect to which incentive stock options (determined without regard to this sentence) are exercisable for the first time by any Associate during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as nonstatutory stock options. The maximum number of Shares subject to options that may be granted to any one Eligible Participant under the Plan in any fiscal year of the Company may not exceed 250,000 Shares after giving effect to the .90 for one reverse stock split and combination effective October 11, 1996 (subject to adjustment pursuant to paragraph 13 hereof). Notwithstanding the foregoing, no incentive stock option may be granted under this Plan unless this Plan is approved by the shareholders of the Company within twelve months after the effective date of this Plan.

                  (b) Purchase Price. The purchase price of each Share subject to an option granted pursuant to this paragraph 5 shall be fixed by the Committee, subject, however, to the remainder of this subparagraph 5(b). For nonstatutory stock options, such purchase price may be set at any price the Committee may determine; provided, however, that from and after a
     Section 12 Registration, such purchase price shall be not less than 85% of the Fair Market Value of a Share on the date of grant. For incentive stock options, such purchase price shall be no less than 100% of the Fair Market Value of a Share on the date of grant, provided that if such incentive stock option is granted to

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     an Associate who owns, or is deemed under Section 424(d) of the Code to own, at the time such option is granted, stock of the Company (or of any parent or subsidiary of the Company) possessing more than 10% of the total combined voting power of all classes of stock therein (a "10% Shareholder"), such purchase price shall be no less than 110% of the Fair Market Value of a Share on the date of grant.

             (c) Vesting. Each option agreement provided for in paragraph 6 shall specify when each option granted under this Plan shall become exercisable with respect to the Shares covered by the option. Notwithstanding the provisions of any option agreement provided for in paragraph 6, the Committee may, in its sole discretion, declare at any time that any option granted under this Plan shall be immediately exercisable.

             (d) Termination. Each option granted pursuant to this paragraph 5 shall expire, and all rights to purchase Shares thereunder shall terminate, on the earliest of:

                   (i) ten years after the date such option is granted (or in the case of an incentive stock option granted to a 10% Shareholder, five years after the date such option is granted) or on such date prior thereto as may be fixed by the Committee on or before the date such option is granted;

                   (ii) the expiration of the period after the termination of the optionee's employment within which the option is exercisable as specified in paragraph 10(b) or 10(c), whichever is applicable (provided that the Committee may, in any option agreement provided for in paragraph 6 or by Committee action with respect to any outstanding option, extend the periods specified in paragraph 10(b) and 10(c)); or

                   (iii) the date, if any, fixed for cancellation pursuant to paragraph 11(c) or 12 below.

          6. Option Agreements.  All options granted under this Plan shall be evidenced by a written agreement in such form or forms as the Committee may from time to time determine, which agreement shall, among other things, designate whether the options being granted thereunder are nonstatutory stock
options or incentive stock options.   So long as the Shareholder Agreement dated
as of May 25, 1996 among Leather Investors Limited Partnership I, Leather Investors Limited Partnership II, Joel Waller, David Rogers, certain investors and managers named in the signature pages thereto, and the Company (the "Shareholder Agreement") is in effect with respect to any share of common stock of the Company, regardless of class or lack of class designation (other than "Restricted Stock," as defined in the Shareholder Agreement), each option agreement will provide that any person

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exercising an option will execute and deliver to the Company an agreement to subscribe to the terms and conditions of the Shareholder Agreement at the time of such option exercise.

          7.    Fair Market Value.  For purposes of this Plan, the "Fair
Market Value" of a Share at a specified date shall, unless otherwise expressly provided in this Plan, mean the closing sale price of a Share on the date immediately preceding such date or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred, on the Composite Tape for New York Stock Exchange listed shares or, if Shares are not quoted on the Composite Tape for New York Stock Exchange listed shares, on the Nasdaq National Market or any similar system then in use or, if Shares are not included in the Nasdaq National Market or any similar system then in use, the mean between the closing "bid" and the closing "asked" quotation of a Share on the date immediately preceding the date as of which such Fair Market Value is being determined, or, if no closing bid or asked quotation is made on that date, on the next preceding day on which a quotation is made, on the Nasdaq SmallCap Market or any similar system then in use, provided that if the Shares in question are not quoted on any such system, Fair Market Value shall be what the Committee determines in good faith to be 100% of the fair market value of a Share as of the date in question. Notwithstanding anything stated in this paragraph 7, if the applicable securities exchange or system has closed for the day by the time the determination is being made, all references in this paragraph to the date immediately preceding the date in question shall be deemed to be references to the date in question.

          8. Manner of Exercise. A person entitled to exercise an option granted under this Plan may, subject to its terms and conditions and the terms and conditions of this Plan, exercise it in whole at any time, or in part from time to time, by delivery to the Company at its principal executive office, to the attention of its Vice President, Human Resources, of written notice of exercise, specifying the number of Shares with respect to which the option is being exercised. The purchase price of the Shares with respect to which an option is being exercised shall be payable in full at the time of exercise, provided that, to the extent permitted by law, the holder of an option may simultaneously exercise an option and sell all or a portion of the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale to pay the purchase price of such Shares. The purchase price of each Share on the exercise of any option shall be paid in full in cash (including check, bank draft or money order) or, at the discretion of the person exercising the option, by delivery to the Company of unencumbered Shares, by a reduction in the number of Shares delivered upon exercise of the option, or by a combination of cash and such Shares (in each case such Shares having an aggregate Fair Market Value on the date of exercise equal to the amount of the purchase price being paid through such delivery or reduction of Shares); provided, however, that no person shall be permitted to pay any portion of the purchase price with Shares if, in the opinion of the Committee, payment in such manner could have adverse financial accounting consequences for the Company.
The granting of an option to a person shall give such person no rights as a shareholder except as to Shares issued to such person.

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          9.    Tax Withholding.  Delivery of Shares upon exercise of any
nonstatutory stock option granted under this Plan shall be subject to any required withholding taxes. A person exercising such an option may, as a condition precedent to receiving the Shares, be required to pay the Company a cash amount equal to the amount of any required withholdings. In lieu of all or any part of such a cash payment, the Committee may, but shall not be required to, provide in any option agreement provided for in paragraph 6 (or provide by Committee action with respect to any outstanding option) that a person exercising an option may cover all or any part of the required withholdings, and any additional withholdings up to the amount needed to cover the individual's full FICA and federal, state and local income tax liability with respect to income arising from the exercise of the option, through the delivery to the Company of unencumbered Shares, through a reduction in the number of Shares delivered to the person exercising the option or through a subsequent return to the Company of Shares delivered to the person exercising the option (in each case, such Shares having an aggregate Fair Market Value on the date of exercise equal to the amount of the withholding taxes being paid through such delivery, reduction or subsequent return of Shares).

          10.   Transferability and Termination of Employment.

                (a) Transferability. During the lifetime of an optionee, only such optionee or his or her guardian or legal representative may exercise options granted under this Plan, and no option granted under this Plan shall be assignable or transferable by the optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder; provided, however, that any optionee may transfer a nonstatutory stock option granted under this Plan to a member or members of his or her immediate family (i.e., his or her children, grandchildren and spouse) or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, if (i) the option agreement with respect to such option, which must be approved by the Committee, expressly so provides either at the time of initial grant or by amendment to an outstanding option agreement and (ii) the optionee does not receive any consideration for the transfer. Any option held by any such transferee shall continue to be subject to the same terms and conditions that were applicable to such option immediately prior to its transfer and may be exercised by such transferee as and to the extent that such option has become exercisable and has not terminated in accordance with the provisions of the Plan and the applicable option agreement. For purposes of any provision of this Plan relating to notice to an optionee or to vesting or termination of an option upon the death, disability or termination of employment of an optionee, the references to "optionee" shall mean the original grantee of an option and not any transferee.

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            (b)    Termination of Employment During Lifetime. During the
     lifetime of an optionee, an option may be exercised only while the optionee is employed by the Company or by a parent or subsidiary thereof, and only if such optionee has been continuously so employed since the date the option was granted, except that:

                   (i) an option shall continue to be exercisable for three months after termination of the optionee's employment but only to the extent that the option was exercisable immediately prior to such optionee's termination of employment;

                   (ii) in the case of an optionee who is disabled (as hereinafter defined) while employed, such optionee or his or her legal representative may exercise the option within one year after termination of such optionee's employment; and

                   (iii) as to any optionee whose termination occurs following a declaration pursuant to paragraph 12 below, such optionee may exercise the option at any time permitted by such declaration.

            (c) Termination Upon Death. With respect to an optionee whose employment terminates by reason of death, any option held by such optionee at the time of death may be exercised by such optionee's legal representatives, heirs or legatees, but only within one year after the death of such optionee.

            (d) Vesting Upon Disability or Death. In the event of the disability (as hereinafter defined) or death of an optionee, any option held by such individual or his or her legal representative that was not previously exercisable shall become immediately exercisable in full if the disabled or deceased individual shall have been continuously employed by the Company or a parent or subsidiary thereof between the date such option was granted and the date of such disability or death. "Disability" of an optionee shall mean any physical or mental incapacitation whereby such optionee is therefore unable for a period of twelve consecutive months or for an aggregate of twelve months in any twenty-four consecutive month period to perform his or her duties for the Company or any parent or subsidiary thereof. "Disabled", with respect to any optionee, shall mean that such optionee has incurred a Disability.

            (e) Transfers and Leaves of Absence. Neither the transfer of employment of a person to whom an option is granted between any combination of the Company, a parent corporation or a subsidiary thereof, nor a leave of absence granted to such person and approved by the Committee, shall be deemed a termination of employment for purposes of this Plan. The terms "parent" or "parent corporation" and "subsidiary" as used in this Plan shall have the meaning ascribed to "parent corporation" and "subsidiary corporation", respectively, in Sections 424(e) and (f) of the Code.

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            (f)    Right to Terminate Employment. Nothing contained in this
     Plan, or in any option granted pursuant to this Plan, shall confer upon any optionee holding an option any right to continued employment by the Company or any parent or subsidiary of the Company or limit in any way the right of the Company or any such parent or subsidiary to terminate such optionee's employment at any time.

            (g) Expiration Date. In no event shall any option be exercisable at any time after the time it shall have expired in accordance with paragraph 5(d) of this Plan. When an option is no longer exercisable, it shall be deemed to have lapsed or terminated and will no longer be outstanding.

       11.  Change in Control.

            (a) A "Change in Control" shall be deemed to have occurred if there shall have occurred a Change in Control as defined in that certain restricted stock agreement dated as of May 25, 1996 by and among the Company and certain employees of the Company or a direct or indirect subsidiary of the Company, without regard to any amendments to or termination of such restricted stock agreement subsequent to the effective date of this Plan.

            (b) Acceleration of Vesting. Notwithstanding anything in subparagraph 5(c) above to the contrary, if a Change of Control of the Company shall occur, then, without any action by the Committee or the Board, each option granted under this Plan and not already exercised in full or otherwise terminated, expired or canceled shall become immediately exercisable in full.

            (c) Cash Payment. If a Change in Control of the Company shall occur, then, so long as a majority of the members of the Board are persons
     (i) who are named as directors in the Company's articles of incorporation or who are nominated by, or for whose election proxies shall have been solicited by, the Board, or (ii) who are then serving as directors appointed by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly-created directorships, the Committee, in its sole discretion, and without the consent of the holder of any option affected thereby, may determine that some or all outstanding options shall be cancelled as of the effective date of any such Change in Control and that the holder or holders of such cancelled options shall receive, with respect to some or all of the Common Shares subject to such options, as of the date of such cancellation, cash in an amount, for each Share subject to such options, equal to the excess of the per Share Fair Market Value of such Shares immediately prior to such Change in Control of the Company over the exercise price per Share of such options.

            (d) Limitation on Change in Control Payments. Notwithstanding anything in subparagraph 11(b) or 11(c) above or paragraph 12 below to the contrary, if,

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     with respect to an optionee, the acceleration of the exercisability of an option or the payment of cash in exchange for all or part of an option as provided in subparagraph 11(b) or 11(c) above or paragraph 12 (which acceleration or payment could be deemed a "payment" within the meaning of
     Section 280G(b)(2) of the Code), together with any other payments which such optionee has the right to receive from the Company or any corporation which is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then such acceleration of exercisability and payments pursuant to subparagraph 11(b) or 11(c) above or paragraph 12 shall be reduced to the largest amount as, in the sole judgment of the Committee, will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code.


            12. Dissolution, Liquidation, Merger. In the event of (a) the proposed dissolution or liquidation of the Company, (b) a proposed sale of substantially all of the assets of the Company or (c) a proposed merger, consolidation of the Company with or into any other entity, regardless of whether the Company is the surviving corporation, or a proposed statutory share exchange with any other entity (the actual effective date of the dissolution, liquidation, sale, merger, consolidation or exchange being herein called an "Event"), the Committee may, but shall not be obligated to, either (i) if the Event is a merger, consolidation or statutory share exchange, make appropriate provision for the protection of outstanding options granted under this Plan by the substitution, in lieu of such options, of options to purchase appropriate voting common stock (the "Survivor's Stock") of the corporation surviving any such merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation, or, alternatively, by the delivery of a number of shares of the Survivor's Stock which has a Fair Market Value as of the effective date of such merger, consolidation or statutory share exchange equal to the product of (x) the excess of (A) the Event Proceeds per Share (as hereinafter defined) covered by the option as of such effective date over (B) the exercise price per Share of the Shares subject to such option, times (y) the number of Shares covered by such option or (ii) declare, at least twenty days prior to the Event, and provide written notice to each optionee of the declaration, that each outstanding option, whether or not then exercisable, shall be cancelled at the time of, or immediately prior to the occurrence of, the Event (unless it shall have been exercised prior to the occurrence of the Event). In connection with any declaration pursuant to clause (ii) of the preceding sentence, the Committee may, but shall not be obligated to, cause payment to be made, within twenty days after the Event, in exchange for each cancelled option to each holder of an option that is cancelled, of cash equal to the amount (if any), for each Share covered by the cancelled option, by which the Event Proceeds per Share (as hereinafter defined) exceeds the exercise price per Share covered by such option. At the time of any declaration pursuant to clause (ii) of the first sentence of this paragraph 12, each option that has not previously expired pursuant to subparagraph 5(d)(i) or 5(d)(ii) of this Plan shall immediately become exercisable in full and each holder of an option shall have the right, during the period preceding the time of cancellation of the option, to exercise his or her option as to all or any part of the Shares covered thereby. In the event of a declaration pursuant to

                                      -9-
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clause (ii) of the first sentence of this paragraph 12, each outstanding option granted pursuant to this Plan that shall not have been exercised prior to the Event shall be cancelled at the time of, or immediately prior to, the Event, as provided in the declaration, and this Plan shall terminate at the time of such cancellation, subject to the payment obligations of the Company provided in this paragraph 12. Notwithstanding the foregoing, no person holding an option shall be entitled to the payment provided in this paragraph 12 if such option shall have expired pursuant to subparagraph 5(d)(i) or 5(d)(ii) of this Plan. For purposes of this paragraph 12, "Event Proceeds per Share" shall mean the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the shareholders of the Company upon the occurrence of the Event.

          13. Adjustments. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, or extraordinary dividend or divestiture (including a spin-off), or any other change in the corporate structure or Shares of the Company, the Committee (or if the Company does not survive any such transaction, a comparable committee of the Board of Directors of the surviving corporation) may, without the consent of any optionee, make such adjustment as it determines in its discretion to be appropriate as to the number and kind of securities subject to and reserved under this Plan and, in order to prevent dilution or enlargement of rights of participants in this Plan, the number and kind of securities issuable upon exercise of outstanding options and the exercise price thereof.

          14. Substitute Options. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become Associates, or whose employer is about to become a subsidiary of the Company, as the result of a merger or consolidation of the Company or a subsidiary of the Company with another corporation, the acquisition by the Company or a subsidiary of the Company of all or substantially all the assets of another corporation or the acquisition by the Company or a subsidiary of the Company of at least 50% of the issued and outstanding stock of another corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but with respect to stock options which are incentive stock options, no such variation shall be permitted which affects the status of any such substitute option as an incentive stock option.

          15.    Compliance With Legal Requirements.

                 (a) General. No certificate for Shares distributable under this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended, and the Exchange Act.

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               (b) Rule 16b-3.  With respect to Section 16 Individuals,
     transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

          16. Governing Law. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken under this Plan shall be governed by the laws of the State of Minnesota and construed accordingly.

          17. Amendment and Discontinuance of Plan. The Board may at any time amend, suspend or discontinue this Plan; provided, however, that no amendment to this Plan shall, without the consent of the holder of the option, alter or impair any option previously granted under this Plan. To the extent considered necessary to comply with applicable provisions of the Code, any such amendments to this Plan may be made subject to approval by the shareholders of the Company.

          18.  Term.

               (a) Effective Date. This Plan shall be effective as of June 25, 1996.

               (b) Termination. This Plan shall remain in effect until all Shares subject to it are distributed or this Plan is terminated under paragraph 17 above. No award of an incentive stock option shall be made under this Plan more than ten years after the effective date of this Plan (or such other limit as may be required by the Code) if such limitation is necessary to qualify the option as an incentive stock option.

                                      -11-